NUVEEN EXCHANGE-TRADED FUNDS

OCTOBER 31, 1997

ANNUAL REPORT

DEPENDABLE, TAX-FREE INCOME TO HELP YOU KEEP MORE OF WHAT YOU EARN.

NUV
Municipal
Value

NMI
Municipal
Income

Photo of: Family on Pier

Build Your Wealth Automatically

Nuveen offers a number of convenient ways to add to your portfolio and earn the tax-free income you need to achieve your financial goals.

NUVEEN EXCHANGE-TRADED FUNDS DIVIDEND REINVESTMENT PLAN
Your Nuveen exchange-traded fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional fund shares. If you do not elect to reinvest distributions, all distributions are paid by check, or can be deposited directly into your bank or brokerage account.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. You'll also benefit from dollar-cost averaging, a technique of investing at regular intervals, which allows you to build a high-quality, tax-free portfolio conveniently and cost effectively over time.


EASY AND CONVENIENT
To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own. Income or capital gains taxes may be payable on dividends or distributions that are reinvested.


HOW SHARES ARE PURCHASED
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date; no interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of shares may increase
                                                (continued on inside back cover)

Blow-in copy:
BUILD A BETTER PORTFOLIO WITH NUVEEN
Your financial adviser can show you how you can combine this Nuveen fund with other Nuveen stock and bond investments to build a portfolio that will help you meet your short- and longer-term goals.

Together, you can craft an investment portfolio that provides the income you need today and is positioned for the growth you need for tomorrow, while simultaneously offering tax-efficiency and moderated overall risk.

Talk with your adviser about putting Nuveen's full family of funds and trusts to work for you.

NUVEEN INVESTMENTS CAN HELP
YOU SUSTAIN THE WEALTH OF A LIFETIME

MUTUAL FUNDS
Nuveen Rittenhouse Growth Fund (available February 1998)
Growth and Income Stock Fund
Balanced Stock and Bond Fund
Balanced Municipal and Stock Fund
National Municipal Bond Funds
State-Specific Municipal Bond Funds

UNIT TRUSTS
Equity
Corporate Bond
Municipal Bond

EXCHANGE-TRADED FUNDS
MUNI PREFFERED(R)
PRIVATE ASSET MANAGEMENT

For more information about any of these Nuveen products, including charges and expenses, call your financial adviser for a prospectus where available, or call Nuveen at (800) 621-7227. Please read it carefully before you invest.

Contents

  2   DEAR SHAREHOLDER
  4   ANSWERING YOUR QUESTIONS
  7   NUV PERFORMANCE OVERVIEW
  8   NMI PERFORMANCE OVERVIEW
  9   SHAREHOLDER MEETING REPORT
 10   INDEPENDENT AUDITOR'S REPORT
 11   PORTFOLIO OF INVESTMENTS
 26   STATEMENT OF NET ASSETS
 27   STATEMENT OF OPERATIONS
 28   STATEMENT OF CHANGES IN NET ASSETS
 29   NOTES TO FINANCIAL STATEMENTS
 34   FINANCIAL HIGHLIGHTS
 36   FUND INFORMATION

Ghosted image of: Family on Pier

PHOTO OF: Timothy R. Schwertfeger
Chairman of the Board

Wealth takes a lifetime to build. Once achieved, it should be preserved.


Dear Shareholder
It's a pleasure to report to you on the performance of your Nuveen exchange-traded funds. Over the past 12 months, the funds have performed well, rewarding investors with dependable tax-free income and attractive returns.

Investors continued to enjoy solid dividend yields generated by each fund's portfolio of municipal bonds. As of October 31, 1997, new shareholders in the Municipal Value Fund and the Municipal Income Fund were receiving current market yields of 5.92% and 6.07%, respectively. To match these yields, investors in the 31% federal tax bracket would have had to earn at least 8.58% on taxable alternatives. Dividend stability continues to be a hallmark of the Nuveen exchange-traded funds, as the dividends for the two funds in this report were declared a total of 24 times over the past year with only one adjustment.

For the fiscal year ended October 31, 1997, the Nuveen Municipal Value Fund provided a 8.18% total return on net asset value, while the Nuveen Municipal Income Fund returned 7.60%. The funds generated taxable-equivalent returns of 10.82% and 10.56%, respectively, for investors in the 31% federal income tax bracket. For shareholders in higher tax brackets, the tax-adjusted returns were even more attractive. You will find additional details on the individual performance of each fund on pages 7 and 8.

As the year draws to a close, it seems appropriate to take a moment to look back over what has been an exceptional time for the American economy, the financial markets--and the investors in those markets. 1997 has been distinguished by continued economic strength, the lowest unemployment rates in more than two decades, and progress on fiscal issues, including a reduction in the federal deficit. While much of investors' attention has remained focused on the stock market, the achievements of the bond market should not be overlooked. During 1997, the environment for bond performance was enhanced by a substantial decline in interest rates, reflecting investors' confidence that inflation can remain near its current annual rate of 2.2%, one of the lowest levels for the Consumer Price Index in 30 years.

The events of 1997 have also focused renewed attention on the need for diversification and asset allocation. Stock market volatility, especially in late October, provided a vivid illustration of the steadying effect that fixed income investments can provide in a well- constructed investment portfolio. Nuveen exchange-traded funds provide an excellent balance to other stock and bond investments, and their current yields make them very attractive.

You already know you can rely on Nuveen to provide the tax-advantaged investments you need to achieve your investment goals. Your financial adviser can introduce you to a variety of other Nuveen products and services to round out your portfolio of core investments, including the Nuveen Growth and Income Stock Fund and two balanced stock and bond funds. We have also expanded our private asset management capabilities through the acquisition of Rittenhouse Financial Services, a well-respected growth investment manager. We encourage you to talk to your financial adviser about ways to complement your current Nuveen investment by taking advantage of these additional products and services.

We at Nuveen remain committed to providing you with quality investment solutions that withstand the test of time. We thank you for your confidence in us and our family of investments, and we look forward to our next report to you.

Sincerely,





TIMOTHY R. SCHWERTFEGER
Chairman of the Board

December 12, 1997



"The funds have performed well, rewarding investors with dependable tax-free income and attractive returns."

Answering Your Questions


Photo of: Ted Neild

Ted Neild, managing director of Nuveen's portfolio management team, talks about the municipal bond market and offers insights into factors that affected the performance of the funds over the past year.

WHAT ECONOMIC AND MARKET FACTORS INFLUENCED THE PERFORMANCE OF MUNICIPAL BONDS OVER THE PAST YEAR?
Over the past 12 months, the performance of the municipal bond market was influenced by three major factors: the continued strength of the U.S. economy, minimal inflation (both of which are reflected in the steady-to-declining interest rates evident during the year), and volatility in the equity markets. During 1997, these factors contributed to a positive environment for fixed-income investments, including municipal issues.

Between November 1996 and October 1997, the yield on the 30-year Treasury bond dropped from 6.68% to 6.15%, and the municipal market followed suit, as the yield on the Bond Buyer 40 declined from 5.80% to 5.40%. The spread between tax-free municipal bonds and taxable Treasury bonds remained tight, making municipal bonds very attractive. The total returns produced in this environment were somewhat muted by a heavy supply of newly issued municipal bonds that temporarily impacted bond prices. The increased supply worked to our advantage, however, as it expanded opportunities to find value in the marketplace.


HOW HAVE THESE FUNDS PERFORMED DURING THIS PERIOD?
As Tim mentioned in his letter to shareholders, total returns for the Nuveen Municipal Value Fund and Municipal Income Fund were 8.18% and 7.60%, respectively, for the 12 months ended October 31, 1997. This compares with the one-year average return of 8.04% for the peer group of national unleveraged closed-end municipal bond funds tracked by Lipper Analytical Services.

The performance of the Nuveen funds covered in this report should be evaluated in light of the fact that, like many of our older funds, they were originally constructed in the higher interest rate environment of the late 1980s. This means that a large number of bonds in the portfolios are currently valued at substantial premiums. These bonds offer the benefit of additional price stability in volatile markets, but their upside potential during market rallies can be limited.

Over the past year we have held the bonds in these portfolios, with their emphasis on current income and price stability, rather than selling them in an effort to extend duration. In this way, we were able to maintain attractive yields, reduce price volatility, and limit capital gains distributions to shareholders, resulting in more tax-efficient funds.


WHAT ARE YOUR KEY STRATEGIES FOR THE COMING YEAR?
We are currently pursuing several strategies aimed at enhancing the structure of the portfolios. Specifically, we will be focusing on upgrading the call protection of the Nuveen exchange-traded funds. By selling bonds with shorter call protection to retail buyers, we can redeploy assets into the institutional and new offering markets, extending call protection while supporting the funds' dividend yields. We will also be exploring opportunities to purchase discount bonds, which offer the potential for price appreciation as well as longer duration and added income stability if interest rates continue to decline.

Secondly, while credit spreads are tight, we will continue to take advantage of opportunities to purchase bonds with good credit quality at yields that are similar to bonds with lower ratings. During the past year, as the yield differentials between AAA and BBB bonds narrowed, we were able to buy the more highly rated bonds without sacrificing much yield, thereby enhancing the credit quality of our portfolios. We believe that as credit spreads widen again, these high-quality issues will increase in value relative to lower-rated bonds.

We will also continue to look for bonds that are underpriced or undervalued by the market. We believe that by concentrating on identifying individual bonds with current yields, prices, credit quality and future prospects that are exceptionally attractive in relation to other bonds in the market, the portfolio will be positioned to deliver above-market performance.

We also plan to leverage the supply-and-demand opportunities created by new issues and explore bonds that may be overlooked in the secondary markets as attention focuses on new issues. Excess supply, particularly in New York and the Sunbelt states, should create buying opportunities. In New York, the supply of newly issued bonds rose 36% in the first nine months of 1997, compared with a 17% increase in municipal supply nationally. Typically, such heavy supply temporarily depresses bond prices, enabling us to inexpensively purchase longer-term bonds, which have the potential to outperform comparable investment candidates.

WHAT IS YOUR OUTLOOK FOR THE MUNICIPAL MARKET?
Looking at the year ahead, we believe the overall market will con tinue to strike a good balance between supply and demand. We expect supply to increase as new issuers continue to enter the market. On the demand side, volatility in the equity markets, plus the potential for a weakening of the economy, could spark increased interest in bonds of all types.

Over the past year, we have seen the number of advance refund ings by bond issuers rise. If the lower interest rate environment continues, we can expect more issuers to follow their example. In an advance refunding, the proceeds of a new bond issue are invested in U.S. government or agency securities, with the loan secured by project revenues or general tax receipts. The cash from the escrow account is used to pay off the debt on the original bond issue. Because the coupon rate of the original bond is typically higher than that of the new issue, which is now secured by the federal government and rated AAA, the refunded bonds will appreciate in value.

Overall, we expect our portfolios to continue to benefit from tight credit spreads, as we take advantage of opportunities to enhance quality, yield and the potential for price appreciation.



"We believe that by concentrating on identifying individual bonds with current yields, prices, credit quality and future prospects that are exceptionally attractive in relation to other bonds in the market, the port folio will be positioned to deliver above-market performance."

Nuveen Municipal Value Fund, Inc.
Performance Overview

As of October 31, 1997

NUV


Fund Highlights
---------------------------------------------------------

Inception Date                                       6/87
---------------------------------------------------------
Share Price                                         9 5/8
---------------------------------------------------------
Net Asset Value                                    $10.29
---------------------------------------------------------
Average Weighted Duration (Years)                    6.12
---------------------------------------------------------
Average Weighted Maturity (Years)                   21.47
---------------------------------------------------------
Net Assets ($000)                              $2,005,380
---------------------------------------------------------
Current Market Yield                                5.92%
---------------------------------------------------------
Taxable Equivalent Yield(1)                         8.58%
---------------------------------------------------------

Annualized Total Return (at NAV)
---------------------------------------------------------

1-Year                                              8.18%
---------------------------------------------------------
3-Year                                              8.47%
---------------------------------------------------------
5-Year                                              6.52%
---------------------------------------------------------
10-Year                                             8.52%
---------------------------------------------------------
Since Inception                                     8.11%
---------------------------------------------------------

Taxable Equivalent Total Return(2)
---------------------------------------------------------

1-Year                                             10.82%
---------------------------------------------------------
3-Year                                             11.29%
---------------------------------------------------------
5-Year                                              9.39%
---------------------------------------------------------
10-Year                                            11.61%
---------------------------------------------------------


1 Taxable equivalent rate represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis. It is based on the current market yield and a federal tax rate of 31%.

2 Taxable equivalent total return is based on the annualized total return and a federal income tax rate of 31%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.

3 The fund paid shareholders a capital gains distribution in December of $0.1102 per share.


PIE CHARTS

Credit Quality

BBB/NR                      25%
A                           19%
AA                          22%
AAA                         34%





Diversification

Water & Sewer                9%
General Obligation           6%
Transportation              10%
Pollution Control            6%
Health Care                 11%
Other                        8%
Housing                     13%
Escrowed Bonds              16%
Utilities                   21%


Bar Chart

Divident History(3)

11/96     0.049
12/96     0.049
1/97      0.049
2/97      0.049
3/97      0.049
4/97      0.049
5/97      0.0475
6/97      0.0475
7/97      0.0475
8/97      0.0475
9/97      0.0475
10/97     0.0475

Nuveen Municipal Income Fund, Inc.
Performance Overview

As of October 31, 1997

NMI

Graphic of: 4 stars

Morningstar Rating(1)
----------------------------------------------------------

Fund Highlights
----------------------------------------------------------

Inception Date                                        4/88
----------------------------------------------------------
Share Price                                        12 9/16
----------------------------------------------------------
Net Asset Value                                     $12.02
----------------------------------------------------------
Average Weighted Duration (Years)                     4.09
----------------------------------------------------------
Average Weighted Maturity (Years)                    21.49
----------------------------------------------------------
Net Assets ($000)                                  $94,283
----------------------------------------------------------
Current Market Yield                                 6.07%
----------------------------------------------------------
Taxable Equivalent Yield(2)                          8.80%
----------------------------------------------------------

Annualized Total Return (at NAV)
----------------------------------------------------------

1-Year                                               7.60%
----------------------------------------------------------
3-Year                                               8.29%
----------------------------------------------------------
5-Year                                               6.81%
----------------------------------------------------------
Since Inception                                      7.83%
----------------------------------------------------------

Taxable Equivalent Total Return(3)
----------------------------------------------------------

1-Year                                              10.56%
----------------------------------------------------------
3-Year                                              11.30%
----------------------------------------------------------
5-Year                                               9.85%
----------------------------------------------------------
Since Inception                                     10.96%
----------------------------------------------------------


1 Overall rating within the municipal bond category for the period ended October 31, 1997. Morningstar proprietary ratings reflect historical risk-adjusted performance and are subject to change every month. Ratings are calculated from a fund's three-, five- and 10-year average annual returns in excess of 90-day Treasury bill returns, with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day Treasury bill returns. NMI earned five stars for the three-year period and four stars for the five-year period ended October 31, 1997. In an investment category, 10% of funds receive five stars and 22.5% receive four stars. For the period ending October 31, 1997, 197 municipal bond funds were rated for the three-year period, 121 for the five-year period, and eight for the 10-year period.

2 Taxable equivalent rate represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis. It is based on the current market yield and a federal tax rate of 31%.

3 Taxable equivalent total return is based on the annualized total return and a federal income tax rate of 31%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.

4 The fund paid shareholders a capital gains distribution in December of $0.0548 per share.


PIE CHARTS

Credit Quality
BBB/NR                      53%
A                           17%
AA                           6%
AAA                         24%


Diversification

Housing                     11%
General Obligation          10%
Other                        7%
Transportation              14%
Education                    5%
Health Care                 23%
Pollution Control            3%
Escrowed Bonds              27%


Bar Chart

Dividend History(4)

0.0635
0.0635
0.0635
0.0635
0.0635
0.0635
0.0635
0.0635
0.0635
0.0635
0.0635
0.0635

Shareholder
Meeting Report
Annual Meeting Date: July 30, 1997
---------------------------------------------------------------------------------------------------------
                                                                   Municipal Value       Municipal Income
---------------------------------------------------------------------------------------------------------
Total Shares Outstanding:                                        194,959,522.2220          7,816,401.0000
=========================================================================================================
Total Shares Voted:                                              156,729,272.3050          6,192,268.1420
=========================================================================================================
Robert P. Bremner           For                                  153,974,239.6610          6,101,437.4180
                            Withhold                               2,755,032.6440             90,830.7240
---------------------------------------------------------------------------------------------------------
                            Total                                156,729,272.3050          6,192,268.1420
=========================================================================================================
William J. Schneider        For                                  154,067,158.2950          6,108,937.4180
                            Withhold                               2,662,114.0100             83,330.7240
---------------------------------------------------------------------------------------------------------
                            Total                                156,729,272.3050          6,192,268.1420
=========================================================================================================
Judith M. Stockdale         For                                  153,668,788.3840          6,097,315.8750
                            Withhold                               3,060,483.9210             94,952.2670
---------------------------------------------------------------------------------------------------------
                            Total                                156,729,272.3050          6,192,268.1420
=========================================================================================================
Ratification of Auditors    For                                  154,206,807.7430          6,099,895.7750
                            Against                                  836,103.1690             27,138.0470
                            Abstain                                1,672,560.3930             65,234.3200
---------------------------------------------------------------------------------------------------------
                            Total                                 156,715,471.3050         6,192,268.1420
=========================================================================================================

Independent Auditor's Report

THE BOARDS OF DIRECTORS AND SHAREHOLDERS
NUVEEN MUNICIPAL VALUE FUND, INC.
NUVEEN MUNICIPAL INCOME FUND, INC.

We have audited the accompanying statements of net assets, including the portfolios of investments, of Nuveen Municipal Value Fund, Inc. and Nuveen Municipal Income Fund, Inc. as of October 31, 1997, and the related statements of operations, changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of October 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen Municipal Value Fund, Inc. and Nuveen Municipal Income Fund, Inc. at October 31, 1997, and the results of their operations, changes in their net assets and financial highlights for the periods indicated therein in conformity with generally accepted accounting principles.


Ernst & Young LLP

Chicago, Illinois
December 12, 1997

Portfolio of Investments
Nuveen Municipal Value
Fund, Inc. (NUV)
   Principal                                                                                         Optional Call            Market
       Amount   Description                                                                            Provisions*  Ratings**  Value
               ALABAMA - 0.9%
$ 5,000,000    The Board of Trustees of Alabama Agricultural and Mechanical University, Revenue
                 Bonds, Series 1995, 6.500%, 11/01/25                                               11/05 at 102    Aaa   $5,606,300

  8,000,000    The Water Works and Sewer Board of the City of Birmingham (Alabama), Water and
                 Sewer Revenue Bonds, Series 1994, 5.500%, 1/01/20                                   1/04 at 102     Aa    8,056,880

  4,000,000    The Medical Clinic Board of the City of Jasper (Alabama), Hospital Revenue Bonds,
                 Series 1993 (Walker Regional Medical Center, Inc. Project), 6.375%, 7/01/18         7/02 at 102     A3    4,172,360

               ARIZONA - 0.5%

  3,735,000    Hospital District No. One, Maricopa County, Arizona, General Obligation Bonds, Series
                 1996, 6.000%, 6/01/21                                                               6/06 at 101      A    3,861,915

  5,520,000    Yuma Regional Medical Center on behalf of Hospital District No. 1 of Yuma County,
                 Arizona, Hospital Revenue Improvement and Refunding Bond (Yuma Regional
                 Medical Center Project), Series 1992, 8.000%, 8/01/17 (Pre-refunded to 8/01/02) 8/02 at 101 1/2      A    6,462,650

               ARKANSAS - 0.1%

  1,500,000    Arkansas Development Finance Authority, Wastewater System Revolving Loan Fund
                 Revenue Bonds, 1996 Series A, 5.850%, 12/01/19                                      6/06 at 101     AA    1,581,720

               CALIFORNIA - 5.6%

 14,500,000    California Pollution Control Financing Authority, Pollution Control Revenue Bonds
                 (Pacific Gas and Electric Company), 1987 Series B, 8.875%, 1/01/10
                 (Alternative Minimum Tax)                                                          12/97 at 102     A+   14,848,435

  2,500,000    California Statewide Communities Development Authority, Series A, Certificates of
                 Participation, Pacific Homes, 6.000%, 4/01/17                                       4/03 at 102      A    2,613,825

  6,530,000    California Statewide Communities Development Authority, Certificates of Participation,
                 St. Joseph Health System Obligated Group, 5.500%, 7/01/14                           7/03 at 102     AA    6,586,354

 16,350,000    State Public Works Board of the State of California, Lease Revenue Refunding Bonds
                 (The Regents of the University of California), 1993 Series A (Various University of
                 California Projects), 5.500%, 6/01/21                                               6/03 at 102     A1   16,327,764

  9,000,000    State of California, Department of Water Resources, Central Valley Project, Water
                 System Revenue Bonds, Series L, 5.750%, 12/01/19                               12/03 at 101 1/2     AA    9,236,160

 16,500,000    State of California, Department of Water Resources, Central Valley Project, Water
                 System Revenue Bonds, Series M, 4.750%, 12/01/24                                   12/03 at 101     AA   14,917,155

               Foothill/Eastern Transportation Corridor Agency, Toll Road Revenue Bonds, Series 1995A:
 30,000,000      0.000%, 1/01/22                                                                    No Opt. Call    Baa    7,668,300
 10,000,000      6.000%, 1/01/34                                                                     1/05 at 102    Baa   10,355,300

 30,470,000    Los Angeles County Public Works Financing Authority, Lease Revenue Bonds (Multiple
                 Capital Facilities Project IV), 4.750%, 12/01/13                                   12/03 at 102    Aaa   29,114,694

               COLORADO - 9.9%

 12,515,000    Colorado Health Facilities Authority Revenue Bonds, Series 1994 (Sisters of Charity
                 Health Care Systems, Inc.), 5.250%, 5/15/14                                         5/04 at 102     AA   12,540,280

   Principal                                                                                         Optional Call            Market
       Amount   Description                                                                            Provisions*  Ratings**  Value
               COLORADO - continued

               City and County of Denver, Colorado, Airport System Revenue Bonds, Series 1990A:
$   790,000      8.250%, 11/15/12 (Alternative Minimum Tax)(Pre-refunded to 11/15/00)               11/00 at 102   Baa1   $  895,923
  8,360,000      8.250%, 11/15/12 (Alternative Minimum Tax)                                         11/00 at 102   Baa1    9,336,281
  2,705,000      8.500%, 11/15/23 (Alternative Minimum Tax)(Pre-refunded to 11/15/00)               11/00 at 102   Baa1    3,086,216
 28,535,000      8.500%, 11/15/23 (Alternative Minimum Tax)                                         11/00 at 102   Baa1   32,127,842

               City and County of Denver, Colorado, Airport System Revenue Bonds, Series 1991D:
  1,820,000      7.750%, 11/15/21 (Alternative Minimum Tax)(Pre-refunded to 11/15/01)               11/01 at 102   Baa1    2,085,902
  6,930,000      7.750%, 11/15/21 (Alternative Minimum Tax)                                         11/01 at 102   Baa1    7,764,996
 10,275,000      7.000%, 11/15/25 (Alternative Minimum Tax)(Pre-refunded to 11/15/01)               11/01 at 100   Baa1   11,319,351
 38,405,000      7.000%, 11/15/25 (Alternative Minimum Tax)                                         11/01 at 100   Baa1   41,399,822

               City and County of Denver, Colorado, Airport System Revenue Bonds, Series 1992B:
  3,680,000      7.000%, 11/15/03 (Alternative Minimum Tax)                                         11/02 at 102   Baa1    4,081,562
  2,125,000      7.250%, 11/15/23 (Alternative Minimum Tax)(Pre-refunded to 11/15/02)               11/02 at 102   Baa1    2,438,969
  8,290,000      7.250%, 11/15/23 (Alternative Minimum Tax)                                         11/02 at 102   Baa1    9,248,739

               City and County of Denver, Colorado, Airport System Revenue Bonds, Series 1992C:
    655,000      6.750%, 11/15/13 (Alternative Minimum Tax)(Pre-refunded to 11/15/02)               11/02 at 102   Baa1      737,091
  4,945,000      6.750%, 11/15/13 (Alternative Minimum Tax)                                         11/02 at 102   Baa1    5,382,435
  7,515,000      6.750%, 11/15/22 (Alternative Minimum Tax)(Pre-refunded to 11/15/02)               11/02 at 102   Baa1    8,456,855
 29,080,000      6.750%, 11/15/22 (Alternative Minimum Tax)                                         11/02 at 102   Baa1   31,450,020

               City and County of Denver, Colorado, Airport System Revenue Bonds, Series 1991A:
  3,475,000      8.750%, 11/15/23 (Alternative Minimum Tax)(Pre-refunded to 11/15/01)               11/01 at 102   Baa1    4,107,311
  9,635,000      8.750%, 11/15/23 (Alternative Minimum Tax)                                         11/01 at 102   Baa1   11,183,826

               CONNECTICUT - 0.9%

  9,880,000    Connecticut Housing Finance Authority Housing Mortgage Finance Program Bonds,
                 1995 Series E, Subseries E-2, 6.500%, 5/15/20 (Alternative Minimum Tax)             5/05 at 102     Aa   10,432,786

  7,900,000    Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds,
                 1996 Series D, Subseries D-2, 6.200%, 11/15/27 (Alternative Minimum Tax)            5/06 at 102     Aa    8,228,561

               FLORIDA - 3.3%

  3,765,000    Florida Community Services Corp. of Walton County, First Mortgage Utilities Revenue
                 Bonds, Series 1988 (South Walton County, Florida, Regional Utilities System Project),
                 9.000%, 3/01/18 (Pre-refunded to 3/01/98)                                           3/98 at 103    N/R    3,939,997

  7,000,000    Dade County Health Facilities Authority (Florida), Hospital Revenue Bonds, Series 1987
                 (Mount Sinai Medical Center Project), 8.400%, 12/01/17 (Pre-refunded to 12/01/97)  12/97 at 102    Aaa    7,165,760

               Escambia County Health Facilities Authority, Health Facilities
               Revenue Refunding Bonds (Baptist Hospital, Inc.), Series 1988 A:
  3,065,000      8.600%, 10/01/02                                                                   10/98 at 102   BBB+    3,235,721
 10,000,000      8.700%, 10/01/14                                                                   10/98 at 102   BBB+   10,578,100

  5,000,000    Orlando (Florida), Utilities Commission, Water and Electric Subordinated Revenue Bonds,
                 Series 1992A, 5.500%, 10/01/27                                                     10/02 at 100     Aa    5,014,650

   Principal                                                                                         Optional Call            Market
       Amount   Description                                                                            Provisions*  Ratings**  Value
               FLORIDA - continued

$24,920,000    Palm Beach County Health Facilities Authority, Hospital Revenue Refunding Bonds,
                 Series 1988 (JFK Medical Center, Inc. Projects), 8.875%, 12/01/18 (Pre-refunded
                 to 12/01/98)                                                                      12/98 at 102    N/R   $26,686,081

  8,510,000    Santa Rosa County Health Facilities Authority, Health Facilities Revenue Refunding
                 Bonds (Gulf Breeze Hospital, Inc.), Series 1988, 8.700%, 10/01/14 (Pre-refunded
                 to 10/01/98)                                                                       10/98 at 102    AAA    9,043,322

               GEORGIA - 1.2%

               Coffee County Hospital Authority (Georgia), Revenue Anticipation Certificates (Coffee
               Regional Medical Center, Inc. Project), Series 1997A:
  2,700,000      6.250%, 12/01/06                                                                   No Opt. Call    N/R    2,717,658
 21,100,000      6.750%, 12/01/26                                                                   12/06 at 102    N/R   21,398,987

               ILLINOIS - 8.6%

  5,865,000    Illinois Development Finance Authority, Industrial Development Revenue Bonds, Series
                 1992 (Plano Molding Company Project), 7.750%, 6/01/12 (Alternative Minimum Tax)     6/02 at 102    N/R    6,210,097

  3,000,000    Illinois Development Finance Authority, Pollution Control Revenue Refunding Bonds,
                 Series 1994 (Commonwealth Edison Company Project), 5.850%, 1/15/14                 No Opt. Call    BBB    3,065,400

  5,270,000    Illinois Development Finance Authority (The Presbyterian Home Lake Forest Place Project),
                 Revenue Bonds, Series 1996 B, 6.400%, 9/01/31                                       9/06 at 102    AA-    5,706,514

 11,000,000    Illinois Educational Facilities Authority, Revenue Bonds, Chicago College of Osteopathic
                 Medicine, Series 1988, 8.500%, 7/01/08 (Pre-refunded to 7/01/98)                    7/98 at 102   BBB+   11,546,700

               Illinois Health Facilities Authority, Revenue and Revenue Refunding Bonds, Series 1990C
               (Hinsdale Hospital):
  8,735,000      9.500%, 11/15/19 (Pre-refunded to 11/15/00)                                        11/00 at 102    AAA   10,210,342
  1,285,000      9.500%, 11/15/19                                                                   11/00 at 102   Baa1    1,507,035

  7,000,000    Illinois Health Facilities Authority, Revenue Bonds, Series 1993 (Swedish American
                 Hospital), 5.375%, 11/15/23                                                        11/03 at 102    Aaa    6,766,690

 14,000,000    Illinois Health Facilities Authority Revenue Refunding Bonds, Series 1993 (Illinois
                 Masonic Medical Center), 5.500%, 10/01/19                                          10/03 at 102     A-   13,858,600

 18,015,000    Illinois Health Facilities Authority, Revenue Bonds, Series 1993 (Rush-Presbyterian-
                 St. Luke's Medical Center Obligated Group), 5.250%, 11/15/20                       11/03 at 102    Aaa   17,384,655

  4,350,000    Illinois Health Facilities Authority, Revenue Bonds, Series 1992 (South
                 Suburban Hospital), 7.000%, 2/15/18                                                No Opt. Call      A    5,041,085

  1,150,000    Illinois Health Facilities Authority Revenue Bonds, Series 1992 (South Suburban
                 Hospital), 7.000%, 2/15/18 (Pre-refunded to 2/15/02)                                2/02 at 102      A    1,287,816

  8,000,000    Illinois Health Facilities Authority Revenue Bonds, Series 1997 (Sherman Health Systems),
                 5.250%, 8/01/22                                                                     8/07 at 101    Aaa    7,793,920

 19,415,000    State of Illinois, Build Illinois Bonds (Sales Tax Revenue Refunding Bonds), Series Q,
                 5.500%, 6/15/20                                                                     6/02 at 101    AAA   19,467,032

  5,000,000    City of Chicago, General Obligation Bonds, Project Series A of 1992, 6.250%, 1/01/12  1/02 at 102    Aaa    5,384,050

   Principal                                                                                         Optional Call            Market
       Amount   Description                                                                            Provisions*  Ratings**  Value
               ILLINOIS - continued

$ 1,125,000    Metropolitan Water Reclamation District of Greater Chicago, General Obligation Capital
                 Improvement Bonds, Series of June 1991, 7.000%, 1/01/11                            No Opt. Call     AA   $1,344,859

 17,500,000    Public Building Commission of Chicago (Illinois), Building Revenue Bonds, Series A of
                 1993 (Board of Education of the City of Chicago), 5.750%,12/01/18                  12/03 at 102    Aaa   17,999,800

  9,655,000    City of Chicago, Illinois, Tax Increment Allocation Bonds (Stockyards Industrial -
                 Commercial Redevelopment Project), Series 1991, 9.000%, 1/01/11 (Pre-refunded
                 to 1/01/01)                                                                         1/01 at 102    N/R   10,789,559

 13,775,000    Metropolitan Pier and Exposition Authority (Illinois), Dedicated State Tax
                 Revenue Bonds, Series 1997, 5.125%, 6/01/13                                         6/07 at 101    Aaa   13,779,133

 11,650,000    Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will
                 Counties (Illinois), General Obligation Bonds, Series 1994A, 6.250%, 6/01/24        6/04 at 102    Aaa   12,551,128

  1,660,000    Tri-City Regional Port District, Port and Terminal Facilities Revenue Bonds,
                 Series 1988, 9.650%, 7/01/07 (Alternative Minimum Tax)                              7/98 at 102    N/R    1,751,881

               INDIANA - 2.2%

 17,105,000    Indiana Health Facility Financing Authority Hospital Revenue Bonds (Clarian Health
                 Partners, Inc.), Series 1996A, 6.000%, 2/15/21                                      2/07 at 102     AA   17,800,831

 10,000,000    Indiana Municipal Power Agency, Power Supply System Refunding Revenue Bonds,
                 1986 Series A, 5.750%, 1/01/18                                                      1/98 at 100    Aaa   10,005,600

  4,500,000    Indianapolis Airport Authority, Special Facilities Revenue Bonds, Series 1994 (Federal
                 Express Corporation Project), 7.100%, 1/15/17 (Alternative Minimum Tax)             7/04 at 102    BBB    5,053,590

  9,155,000    City of South Bend, Indiana, Multifamily Housing Revenue Refunding Bonds (The Pointe
                 at St. Joseph Project), Issue of 1994, Series A, 7.500%, 12/15/18                  12/03 at 100    N/R    9,001,654

    500,000    City of South Bend, Indiana, Multifamily Housing Revenue Refunding Bonds (The Pointe
                 at St. Joseph Project), Issue of 1994, Series B, 7.750%, 12/15/18 (Alternative
                 Minimum Tax)                                                                       12/03 at 100    N/R      493,295

  3,168,570    City of South Bend, Indiana, Multifamily Housing Revenue Refunding Bonds (The Pointe
                 at St Joseph Project), Issue of 1994, Series C, 3.850%, 12/15/18                   12/03 at 100    N/R    1,980,451

               IOWA - 0.4%

 67,385,000    Iowa Housing Finance Authority, Single Family Housing Bonds, 1984 Issue A,
                 0.000%, 9/01/16                                                                    No Opt. Call    Aaa    8,434,580

               KANSAS - 0.4%

  6,650,000    City of Newton, Kansas, Hospital Revenue Bonds (Newton Healthcare Corporation),
                 Series 1994A, 7.750%, 11/15/24                                                     11/04 at 102   BBB-    7,430,245

               KENTUCKY - 1.2%

 12,500,000    County of Carroll, Kentucky, Collateralized Pollution Control Revenue Bonds (Kentucky
                 Utilities Company Project), 1992 Series A, 7.450%, 9/15/16                          9/02 at 102    Aa2   14,169,875

  9,000,000    Greater Kentucky Housing Assistance Corporation, Mortgage Revenue Refunding Bonds,
                 Series 1997A (FHA Insured Mortgage Loans - Section 8 Assisted Projects),
                 6.100%, 1/01/24                                                                     1/03 at 100    Aaa    9,210,780

   Principal                                                                                         Optional Call            Market
       Amount   Description                                                                            Provisions*  Ratings**  Value
               LOUISIANA - 1.4%

$22,120,000    Louisiana Public Facilities Authority, Hospital Revenue Refunding Bonds (Southern
                 Baptist Hospitals, Inc. Project), Series 1986, 8.000%, 5/15/12                    No Opt. Call    AAA   $27,152,079

               MAINE - 2.0%

 14,365,000    Maine State Housing Authority, Mortgage Purchase Bonds, 1994 Series A,
                 5.550%, 11/15/14                                                                    2/04 at 102     AA   14,391,863

 25,000,000    Maine State Housing Authority, Mortgage Purchase Bonds, 1995 Series A-2,
                 6.650%, 11/15/25 (Alternative Minimum Tax)                                          5/05 at 102     AA   26,464,250

               MARYLAND - 0.6%

 10,900,000    Community Development Administration of Maryland, Department of Housing and
                 Community Development, Residential Revenue Bonds, Series 1997B, 5.875%, 9/01/25
                 (Alternative Minimum Tax)                                                       3/07 at 101 1/2    Aa2   11,120,507

               MASSACHUSETTS - 7.7%

               Massachusetts Housing Finance Agency, Insured Rental Housing Bonds, 1994 Series A:
  7,000,000      6.650%, 7/01/19 (Alternative Minimum Tax)                                           7/04 at 102    Aaa    7,488,600
  6,050,000      6.750%, 7/01/28 (Alternative Minimum Tax)                                           7/04 at 102    Aaa    6,494,796

  5,000,000    Massachusetts Industrial Finance Agency, Resource Recovery Revenue Bonds (SEMASS
                 Project), Series 1991A, 9.000%, 7/01/15                                             7/01 at 103    N/R    5,643,150

  1,515,000    Massachusetts Municipal Wholesale Electric Company, Power Supply System Revenue
                 Bonds, 1987 Series A, 8.750%, 7/01/18                                               No Opt. Cal   BBB+    1,731,003

 11,000,000    Massachusetts Turnpike Authority Metropolitan Highway System Revenue Bonds, 1997
                 Series A (Senior), 5.000%, 1/01/37                                                  1/07 at 102    Aaa   10,404,900

 24,510,000    Massachusetts Water Resources Authority, General Revenue Bonds, 1990 Series A,
                 6.000%, 4/01/20                                                                     4/00 at 100      A   24,915,395

 36,580,000    Massachusetts Water Resources Authority, General Revenue Refunding Bonds, 1992
                 Series B, 5.500%, 11/01/15                                                         11/02 at 102      A   36,875,566

 26,485,000    Massachusetts Water Resources Authority General Revenue Bonds, 1992 Series A,
                 5.500%, 7/15/22                                                                     7/02 at 100      A   26,482,616

               Massachusetts Housing Finance Agency, Multi-Family Residential Housing Revenue
               Bonds, 1988 Series A:
  6,000,000      8.750%, 8/01/08 (Alternative Minimum Tax)                                           2/98 at 102     A+    6,158,520
 28,070,000      8.800%, 8/01/21 (Alternative Minimum Tax)                                           2/98 at 102     A+   28,799,539

               MICHIGAN - 3.7%

  7,000,000    Michigan State Hospital Finance Authority, Hospital Revenue Bonds (The Detroit Medical
                 Center Obligated Group), Series 1991A, 7.500%, 8/15/11 (Pre-refunded to 8/15/01)    8/01 at 102      A    7,916,370

  7,000,000    Michigan State Housing Development Authority, Rental Housing Revenue Bonds,
                 1993 Series A, 5.875%, 10/01/17                                                     4/03 at 102    Aaa    7,149,170

 15,750,000    Michigan State Housing Development Authority, Rental Housing Revenue Bonds, 1995
                 Series B, 6.150%, 10/01/15                                                          6/05 at 102    Aaa   16,527,735

   Principal                                                                                         Optional Call            Market
       Amount   Description                                                                            Provisions*  Ratings**  Value
               MICHIGAN - continued

$25,000,000    Michigan Strategic Fund, Limited Obligation Refunding Revenue Bonds (The Detroit Edison
                 Company Pollution Control Bonds Project), Collateralized Series 1995AA,
                 6.400%, 9/01/25                                                                    9/05 at 102    Aaa   $27,480,250

  3,790,000    City of Adrian Hospital Finance Authority, Hospital Revenue Bonds (Emma L. Bixby
                 Medical Center), Series 1989A, 8.500%, 7/01/09                                      7/00 at 102    N/R    4,020,622

  6,000,000    The Economic Development Corporation of the City of Dearborn (Michigan), Hospital
                 Revenue Refunding Bonds (Oakwood Obligated Group), Series 1994A, 5.250%, 8/15/21    8/04 at 102    Aaa    5,817,240

  4,000,000    County of Grand Traverse (Michigan), Hospital Finance Authority, Hospital Revenue
                 Refunding Bonds (Munson Healthcare Obligated Group), Series 1992A, 6.250%, 7/01/12  7/02 at 102    Aaa    4,322,960

               MINNESOTA - 0.8%

  8,115,000    Minnesota Housing Finance Agency, Rental Housing Bonds, 1995 Series D (Non-AMT),
                 5.900%, 8/01/15                                                                     2/05 at 102    Aaa    8,394,643

  2,000,000    City of Duluth, Hospital Facilities Revenue Bonds (St. Luke's Hospital of Duluth
                 Project), Series 1988, 9.000%, 5/01/18 (Pre-refunded to 5/01/98)                    5/98 at 102    AAA    2,090,260

  6,000,000    The Housing and Redevelopment Authority of the City of Saint Paul, Hospital Facility
                 Revenue Bonds (HealthEast Project), Series 1987, 9.750%, 11/01/17                  11/97 at 102    Baa    6,145,020

               MISSISSIPPI - 0.7%

 13,000,000    Mississippi Hospital Equipment and Facilities Authority, Revenue Refunding and
                 Improvement Bonds (North Mississippi Health Services), 1993 Series 1,
                 5.750%, 5/15/16                                                                     5/03 at 102    Aaa   13,318,760

               MONTANA - 0.3%

  6,360,000    City of Billings, Tax Increment Urban Renewal Bonds, Series 1987A, 9.375%, 3/01/08
                 (Pre-refunded to 3/01/98)                                                           3/98 at 100    Aaa    6,476,388

               NEBRASKA - 0.3%

  6,780,000    Consumers Public Power District, Nebraska, Nuclear Facility Revenue Bonds, 1968
                 Series, 5.100%, 1/01/03                                                             1/98 at 100     A1    6,781,627

               NEVADA - 0.2%

  4,000,000    Clark County, Airport System Improvement Revenue Bonds, Series March 1, 1988,
                 8.250%, 7/01/15 (Alternative Minimum Tax)                                           7/98 at 102     A1    4,161,960

               NEW HAMPSHIRE - 1.5%

 24,625,000    Business Finance Authority of the State of New Hampshire, Pollution Control Refunding
                 Revenue Bonds (The United Illuminating Company Project-1993 Series A),
                 5.875%, 10/01/33                                                                   10/03 at 102   BBB-   24,728,671

  5,070,000    The Industrial Development Authority of the State of New Hampshire, Pollution Control
                 Revenue Bonds (The United Illuminating Company Project-1989 Series A),
                 8.000%, 12/01/14 (Alternative Minimum Tax)                                         12/99 at 103   BBB-    5,432,302

   Principal                                                                                         Optional Call            Market
       Amount   Description                                                                            Provisions*  Ratings**  Value
               NEW YORK - 7.4%

$15,000,000    New York Local Government Assistance Corporation, Series 1991A Bonds,
                 7.000%, 4/01/16 (Pre-refunded to 4/01/01)                                          4/01 at 102    Aaa   $16,636,800

  9,945,000    New York State Medical Care Facilities Finance Agency, St. Luke's-Roosevelt Hospital
                 Center FHA-Insured Mortgage Revenue Bonds, 1993 Series A, 5.600%, 8/15/13           8/03 at 102    AAA   10,283,727

 11,750,000    Power Authority of the State of New York, General Purpose Bonds, Series CC,
                 5.000%, 1/01/14                                                                     1/03 at 102    Aa2   11,406,783

  5,360,000    Village of East Rochester Housing Authority, FHA-Insured Mortgage Revenue Bonds
                 (St. John's Meadows Project), Series 1997A, 5.600%, 8/01/17                         8/07 at 102    AAA    5,465,914

  1,250,000    Metropolitan Transportation Authority (New York), Commuter Facilities 1987 Service
                 Contract Bonds, Series 3, 7.500%, 7/01/16 (Pre-refunded to 7/01/00)                 7/00 at 102    Aaa    1,381,850

  5,000,000    The City of New York, General Obligation Bonds, Fiscal 1994 Series D,
                 5.750%, 8/15/10                                                                     8/03 at 102   Baa1    5,138,400

  9,000,000    The City of New York, General Obligation Bonds, Fiscal 1996 Series G,
                 5.750%, 2/01/14                                                                 2/06 at 101 1/2   Baa1    9,166,590

 10,000,000    The City of New York, General Obligation Bonds, Fiscal 1997, Series E,
                 6.000%, 8/01/16                                                                 8/06 at 101 1/2   Baa1   10,400,700

 40,000,000    The City of New York, General Obligation Bonds, Fiscal 1997 Series G,
                 6.000%, 10/15/26                                                                   10/07 at 101   Baa1   41,592,000

 15,000,000    New York City Municipal Water Finance Authority, Water and Sewer System Revenue
                 Bonds, Fiscal 1996 Series B, 5.750%, 6/15/26                                        6/06 at 101    Aaa   15,479,850

  8,750,000    New York City, Municipal Water Finance Authority, Water and Sewer Revenue Bonds,
                 Fiscal 1992 Series A, 6.750%, 6/15/17 (Pre-refunded to 6/15/01)                     6/01 at 101    Aaa    9,593,500

 12,785,000    New York City Transitional Finance Authority, Future Tax Secured Bonds, Fiscal 1998,
                 Series A, 5.000%, 8/15/14                                                           8/07 at 101     AA   12,556,149

               NORTH CAROLINA - 1.7%

 16,195,000    North Carolina Municipal Power Agency Number 1, Catawba Electric Revenue Bonds,
                 Series 1985B, 6.000%, 1/01/20                                                       1/98 at 100     A-   16,201,802

 11,200,000    North Carolina Municipal Power Agency Number 1, Catawba Electric Revenue Bonds,
                 Series 1992, 5.750%, 1/01/15                                                        1/03 at 100     A-   11,333,504

  6,100,000    City of Charlotte, North Carolina, Refunding Certificates of Participation (Convention
                 Facility Project), Series 1993C, 5.250%, 12/01/20                                  12/03 at 102    Aaa    5,956,223

               OHIO - 0.4%

               Kensington Housing Development Corporation, Multifamily Housing
               Revenue Bonds Series 1989 (GNMA Collateralized - Kensington
               Apartments Project):
  1,440,000      8.000%, 12/20/08 (Alternative Minimum Tax)                                         12/98 at 103    AAA    1,523,765
  6,365,000      8.125%, 12/20/31 (Alternative Minimum Tax)                                         12/98 at 103    AAA    6,703,809

               OKLAHOMA - 0.7%

 10,145,000    The Comanche County Hospital Authority (Lawton, Oklahoma), Certificates of
                 Participation, Series 1990, 9.000%, 7/01/21 (Pre-refunded to 1/01/00)               1/00 at 102    AAA   11,347,081

  2,350,000    Midwest City Memorial Hospital Authority (Midwest City, Oklahoma), Hospital Revenue
                 Bonds, Series 1992, 7.375%, 4/01/22 (Pre-refunded to 4/01/02)                       4/02 at 102   BBB+    2,673,125

   Principal                                                                                         Optional Call            Market
       Amount   Description                                                                            Provisions*  Ratings**  Value
               PENNSYLVANIA - 4.1%

$ 5,955,000    Pennsylvania Convention Center Authority, Refunding Revenue Bonds, 1994 Series A,
                 6.750%, 9/01/19                                                                     9/04 at 102    Baa   $6,545,379

 11,175,000    Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series
                 1993-36, 5.450%, 10/01/14                                                          10/03 at 102    AA+   11,267,306

  9,000,000    Pennsylvania Housing Finance Agency Single Family Mortgage Revenue Bonds, Series
                 1996-51, 6.375%, 4/01/28 (Alternative Minimum Tax)                                  4/06 at 102    AA+    9,471,780

 18,850,000    Pennsylvania Intergovernmental Cooperation Authority, Special Tax Revenue Refunding
                 Bonds (City of Philadelphia Funding Program), Series of 1993A, 5.000%, 6/15/22      6/03 at 100    Aaa   17,853,024

               Greater Johnstown Water Authority, Water Revenue Bonds, Refunding Series C:
  2,000,000      8.800%, 1/01/08 (Pre-refunded to 1/01/98)                                           1/98 at 100    N/R    2,016,240
  2,500,000      8.750%, 1/01/12 (Pre-refunded to 1/01/98)                                           1/98 at 100    N/R    2,520,100

 32,000,000    City of Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, Series 1993,
                 5.500%, 6/15/14                                                                     6/03 at 102    Aaa   32,335,040

               RHODE ISLAND - 0.8%
  6,250,000    Rhode Island Health and Educational Building Corporation Hospital Financing Revenue
                 Bonds, Lifespan Obligated Group Issue, Series 1996, 5.250%, 5/15/26                 5/07 at 102    Aaa    6,096,438

 10,000,000    State of Rhode Island and Providence Plantations, Lease Participation Certificates
                 (Howard Center Improvements - 1997 Series), 5.375%, 10/01/16                       10/07 at 101    Aaa    9,993,600

               SOUTH CAROLINA - 0.6%

 13,000,000    Piedmont Municipal Power Agency, Electric Revenue Bonds, 1986 Refunding Series,
                 5.000%, 1/01/25                                                                     1/98 at 100   Baa1   12,019,020

               SOUTH DAKOTA - 0.3%

  6,000,000    South Dakota Housing Development Authority Homeownership Mortgage Bonds, 1997
                 Series F, 5.800%, 5/01/28 (Alternative Minimum Tax)                                 5/07 at 102    AAA    6,080,400

               TEXAS - 9.0%

 11,780,000    Alliance Airport Authority, Inc., Special Facilities Revenue Bonds, Series 1990 (American
                 Airlines, Inc. Project), 7.500%, 12/01/29 (Alternative Minimum Tax)                12/00 at 102   Baa2   12,841,849

 12,525,000    City of Austin, Texas, Combined Utility Systems Revenue Bonds, Series 1986A,
                 8.000%, 11/15/16 (Pre-refunded to 5/15/01)                                          5/01 at 100    Aaa   14,089,999

 24,265,000    City of Austin, Texas, Combined Utility Systems Revenue Refunding Bonds, Series 1992A,
                 12.500%, 11/15/07                                                                  No Opt. Call    Aaa   38,918,876

 13,670,000    City of Austin, Texas, Combined Utility Systems Revenue Refunding Bonds, Series 1986,
                 6.000%, 5/15/15 (Pre-refunded to 11/15/97)                                         11/97 at 100      A   13,681,483

    285,000    Bexar County Housing Finance Corporation, Texas, Single Family Mortgage Revenue
                 Bonds, Series 1984, 10.875%, 3/01/10                                                3/98 at 100     A+      287,348

 10,105,000    Brazos River Authority (Texas), Collateralized Pollution Control Revenue Bonds (Texas
                 Utilities Electric Company Project), Series 1988A, 9.250%, 3/01/18 (Alternative
                 Minimum Tax)                                                                        3/98 at 102   Baa1   10,456,654

   Principal                                                                                         Optional Call            Market
       Amount   Description                                                                            Provisions*  Ratings**  Value
               TEXAS - continued

$ 4,000,000    Brazos River Authority (Texas), Collateralized Revenue Refunding Bonds (Houston Lighting
                 & Power Company Project), Series 1988A, 8.250%, 5/01/19                             5/98 at 102     A2   $4,150,240

  5,110,000    Corpus Christi Housing Finance Corporation, Single Family Mortgage Senior Revenue
                 Refunding Bonds, Series 1991A, 7.700%, 7/01/11                                      7/01 at 103    Aaa    5,694,788

 10,000,000    Harris County, Texas, Toll Road Unlimited Tax and Subordinate Lien Revenue Refunding
                 Bonds, Series 1991, 6.750%, 8/01/14                                                 8/01 at 102     AA   10,951,400

 28,845,000    City of Houston, Texas, Water and Sewer System Prior Lien Revenue Bonds, Series 1987,
                 8.125% 12/01/17 (Pre-refunded to 12/01/97)                                         12/97 at 102    Aaa   29,523,146

 14,625,000    Matagorda County Navigation District Number One (Texas), Collateralized Revenue
                 Refunding Bonds (Houston Lighting & Power Company Project), Series 1995,
                 5.800%, 10/15/15                                                                   10/00 at 102    Aaa   15,031,868

  9,380,000    City of San Antonio, Texas, Electric and Gas Systems Revenue Refunding Bonds, New
                 Series 1991-B, 5.000%, 2/01/16                                                      2/01 at 100    Aa1    9,159,851

 13,390,000    The Southeast Texas Housing Finance Corporation, Single Family Mortgage Revenue Bonds,
                 1983 Series A, 0.000%, 11/01/14                                                    No Opt. Call      A    2,435,909

  3,090,000    Weslaco Health Facilities Development Corporation, Hospital Revenue Bonds (Knapp
                 Medical Center Project), Series 1987A, 10.300%, 6/01/08 (Pre-refunded to 6/01/98)   6/98 at 101    AAA    3,232,665

               Weslaco Health Facilities Development Corporation, Hospital
               Revenue Bonds (Knapp Medical Center Project), Series 1987B:
  1,245,000      10.300%, 6/01/08 (Pre-refunded to 6/01/98)                                          6/98 at 101    AAA    1,302,482
  3,350,000      10.375%, 6/01/16 (Pre-refunded to 6/01/98)                                          6/98 at 101    AAA    3,507,316

  5,750,000    Weslaco Health Facilities Development Corporation, Hospital Revenue Bonds (Knapp
                 Medical Center Project), Series 1994, 5.375%, 6/01/23                                /04 at 102    AAA    5,605,445

               UTAH - 5.1%

  5,000,000    Intermountain Power Agency, Power Supply Revenue Refunding Bonds, 1989 Series B,
                 6.000%, 7/01/23                                                                     7/99 at 100     A1    5,026,200

  4,250,000    Intermountain Power Agency (Utah), Power Supply Revenue Refunding Bonds, Series
                 1989 A, 6.000%, 7/01/23 (Pre-refunded to 7/01/99)                                   7/99 at 100     A+    4,385,788

               Intermountain Power Agency (Utah), Power Supply Revenue Refunding Bonds, 1993 Series A:
 19,155,000      5.500%, 7/01/20                                                                     7/03 at 102     A1   19,177,220
 37,045,000      5.000%, 7/01/23                                                                     7/03 at 100     A1   34,704,497

  2,500,000    Intermountain Power Agency, Power Supply Revenue Refunding Bonds, 1993 Series C,
                 5.250%, 7/01/14                                                                    No Opt. Call     A1    2,506,700

 10,670,000    Intermountain Power Agency, Power Supply Revenue Refunding Bonds, 1993 Series B,
                 5.250%, 7/01/17                                                                     7/03 at 102     A1   10,514,858

  5,405,000    Intermountain Power Agency (Utah), Power Supply Revenue Bonds, 1986 Series C,
                 5.750%, 7/01/20                                                                     1/98 at 100     A1    5,405,324

 20,805,000    Intermountain Power Agency (Utah), Power Supply Revenue Bonds, Series 1986B,
                 6.000%, 7/01/15                                                                     1/98 at 100     A1   20,813,738

   Principal                                                                                         Optional Call            Market
       Amount   Description                                                                            Provisions*  Ratings**  Value
               VIRGINIA - 0.4%

$ 6,120,000    Commonwealth of Virginia, Transportation Revenue Refunding Bonds (U.S. Route 58
                 Corridor Development Program), Series 1993A, 6.000%, 5/15/19                        5/98 at 102     Aa   $6,259,291

  2,000,000    Virginia Housing Development Authority, Multi-Family Housing Bonds, 1987 Series B,
                 9.450%, 11/01/12                                                                    1/98 at 102    Aa1    2,049,080

               WASHINGTON - 9.7%

    860,000    Washington Public Power Supply System, Nuclear Project No. 1 Revenue Bonds,
                 14.375%, 7/01/01                                                                   No Opt. Call    Aaa    1,064,997

               Washington Public Power Supply System, Nuclear Project No. 1 Refunding Revenue Bonds,
               Series 1993C:
 17,000,000      5.400%, 7/01/12                                                                     7/03 at 102    Aa1   17,030,430
  2,870,000      5.375%, 7/01/15                                                                     7/03 at 102    Aa1    2,842,332

  9,200,000    Washington Public Power Supply System, Nuclear Project No. 1 Refunding Revenue Bonds,
                 Series 1993A, 5.700%, 7/01/17                                                       7/03 at 102    Aaa    9,351,615

 11,390,000    Washington Public Power Supply System, Nuclear Project No. 2 Refunding Revenue Bonds,
                 Series 1993A, 5.750%, 7/01/12                                                       7/03 at 102    Aa1   11,781,018

 17,500,000    Washington Public Power Supply System, Nuclear Project No. 2 Refunding Revenue Bonds,
                 Series 1994A, 5.375%, 7/01/10                                                       7/04 at 102    Aa1   17,625,125

               Washington Public Power Supply System, Nuclear Project No. 3 Refunding Revenue Bonds,
               Series 1993C:
 81,000,000      5.400%, 7/01/12                                                                     7/03 at 102    Aa1   81,093,960
  9,500,000      5.375%, 7/01/15                                                                     7/03 at 102   Aaa1    9,387,235

               Washington Public Power Supply System, Nuclear Project No. 3, Refunding Revenue Bonds,
               Series 1993B:
 11,510,000      5.625%, 7/01/12                                                                     7/03 at 102    Aa1   11,648,235
  8,000,000      5.600%, 7/01/17                                                                     7/03 at 102    Aaa    8,076,240

  2,000,000    Washington Public Power Supply System, Nuclear Project No. 3 Refunding Revenue Bonds,
                 Series 1989B, 7.250%, 7/01/15 (Pre-refunded to 1/01/00)                             1/00 at 102    Aaa    2,165,600

 20,975,000    Washington Public Power Supply System, Nuclear Project No. 3, Refunding Revenue Bonds,
                 Series 1991A, 6.500%, 7/01/18 (Pre-refunded to 7/01/01)                             7/01 at 102    Aa1   22,931,128

               WEST VIRGINIA - 0.4%

  7,180,000    West Virginia Housing Development Fund, Housing Finance Bonds, Series 1997-A,
                 6.050%, 5/01/27                                                                    11/06 at 102    Aaa    7,478,615

               WISCONSIN - 2.4%

 20,085,000    The Wisconsin Public Power Incorporated System, Power Supply System Revenue Bonds,
                 Series 1993 A, 5.250%, 7/01/21                                                      7/03 at 102    Aaa   19,552,747
 16,875,000    Wisconsin Health and Educational Facilities Authority, Revenue Bonds (Sisters of the
                 Sorrowful Mother - Ministry Corporation), Series 1993D, 5.500%, 8/15/19             8/03 at 102    Aaa   16,788,600

 11,325,000    Wisconsin Housing and Economic Development Authority, Homeownership Revenue Bonds,
                 1994 Series B, 6.750%, 9/01/25 (Alternative Minimum Tax)                            3/04 at 102     Aa   12,011,521

   Principal                                                                                         Optional Call            Market
       Amount   Description                                                                            Provisions*  Ratings**  Value
               WYOMING - 0.1%

$    1,500,000 City of Green River, Wyoming - City of Rock Springs, Wyoming - Sweetwater County,
--------------   State of Wyoming, Joint Powers Water Board, Revenue Bonds, Series 1988A,
                 8.500%, 12/01/07 (Pre-refunded to 6/01/98)                                          6/98 at 101    Baa   $1,554,555
$1,971,178,570 Total Investments - (cost $1,815,077,554) - 97.5%                                                       1,954,546,682
==============                                                                                                         -------------
               Temporary Investments in Short-Term Municipal Securities - 0.1%
$    1,200,000 Harris County Health Facilities Development Corporation, Hospital Revenue Bonds (The
==============   Methodist Hospital), Series 1994, Variable Rate Demand Bonds, 4.000%, 12/01/25+                   A-1+    1,200,000
               Other Assets Less Liabilities - 2.4%                                                                       49,633,260
                                                                                                                       -------------
               Net Assets - 100%                                                                                      $2,005,379,942
               =====================================================================================================================

*Optional Call Provisions (not covered by the report of independent auditors):
Dates (month and year) and prices of the earliest optional call or redemption.
There may be other call provisions at varying prices at later dates.
**Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

N/R - Investment is no rated.

+The security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

Portfolio of Investments
Nuveen Municipal Income
Fund, Inc. (NMI)
   Principal                                                                                         Optional Call            Market
       Amount   Description                                                                            Provisions*  Ratings**  Value
               CALIFORNIA - 1.3%

$ 1,150,000    Foothill/Eastern Transportation Corridor Agency, Toll Road Revenue Bonds, Series 1995A,
                 6.000%, 1/01/34                                                                     1/05 at 102    Baa   $1,190,860

               COLORADO - 5.3%

               City and County of Denver, Colorado, Airport System Revenue Bonds, Series 1990A:
    110,000      8.500%, 11/15/23 (Alternative Minimum Tax)(Pre-refunded to 11/15/00)               11/00 at 102   Baa1      125,502
  1,195,000      8.500%, 11/15/23 (Alternative Minimum Tax)                                         11/00 at 102   Baa1    1,345,462

               City and County of Denver, Colorado, Airport System Revenue Bonds, Series 1991A:
    285,000      8.750%, 11/15/23 (Alternative Minimum Tax)(Pre-refunded to 11/15/01)               11/01 at 102   Baa1      336,859
    780,000      8.750%, 11/15/23 (Alternative Minimum Tax)                                         11/01 at 102   Baa1      905,385

               City and County of Denver, Colorado, Airport System Revenue Bonds, Series 1992B:
    410,000      7.250%, 11/15/23 (Alternative Minimum Tax)(Pre-refunded to 11/15/02)               11/02 at 102   Baa1      470,578
  1,590,000      7.250%, 11/15/23 (Alternative Minimum Tax)                                         11/02 at 102   Baa1    1,773,884

               CONNECTICUT - 5.8%

  2,500,000    State of Connecticut Health and Educational Facilities Authority, Revenue Bonds,
                 University of New Haven Issue, Series D, 6.700%, 7/01/26                            7/06 at 102   BBB-    2,680,975

  1,480,000    Capitol Region Education Council, Revenue Bonds, 6.750%, 10/15/15                    10/05 at 102    BBB    1,596,772

  1,000,000    Housing Authority of the City of Willimantic, Multi-Family Housing Revenue Bonds,
                 Series 1995A, GNMA Collateralized Mortgage Loan-Village Heights Apartments
                 Project, 8.000%, 10/20/30                                                          10/05 at 105    AAA    1,148,770

               DISTRICT OF COLUMBIA - 1.3%

  1,155,000    District of Columbia Housing Finance Agency, Collateralized Single Family Mortgage
                 Revenue Bonds, Series 1988A, 8.375%, 6/01/19 (Alternative Minimum Tax)              6/98 at 102    AAA    1,187,490

               FLORIDA - 8.2%

  1,000,000    Florida Community Services Corp., Suburban Utilities Revenue Bonds, Series 1988 (City
                 of Kissimmee, Florida, Suburban Utilities System Project), 8.625%, 10/01/03
                 (Pre-refunded to 10/01/98)                                                         10/98 at 102    N/R    1,061,650

    720,000    Florida Housing Finance Agency, GNMA Collateralized Home Ownership Mortgage
                 Revenue Bonds, 1988 Series G1 Bonds, 8.300%, 6/01/20 (Alternative Minimum Tax)     12/98 at 103    Aaa      749,837

  1,750,000    Dade County Industrial Development Authority, Industrial Development Revenue Bonds,
                 Series 1995 (Miami Cerebral Palsy Residential Services, Inc. Project),
                 8.000%, 6/01/22                                                                     6/05 at 102    N/R    1,929,935

    655,000    Gateway Centre Development District, Pinellas County, Florida, Special Assessment
                 Revenue Bonds, Series 1988, 9.125%, 1/01/09                                         1/98 at 103    N/R      679,654

  3,160,000    Greater Orlando Aviation Authority, Airport Facilities Revenue Bonds,
                 Series 1988 of the City of Orlando, Florida, 8.375% 10/01/16
                 (Alternative Minimum Tax)                                                          10/98 at 102     A1    3,330,577

               GEORGIA - 2.6%

  2,350,000    Development Authority of Burke County (Georgia), Pollution Control Revenue Bonds
                 (Georgia Power Company Plant Vogtle Project), Second Series 1987,
                 9.375%, 12/01/17 (Alternative Minimum Tax)                                         12/97 at 102     A+    2,406,377

   Principal                                                                                         Optional Call            Market
       Amount   Description                                                                            Provisions*  Ratings**  Value
               ILLINOIS - 13.6%

               Illinois Health Facilities Authority, Revenue and Revenue Refunding Bonds, Series 1990C
               (Hinsdale Hospital):
$ 1,010,000      9.500%, 11/15/19 (Pre-refunded to 11/15/00)                                        11/00 at 102    AAA   $1,180,589
    520,000      9.500%, 11/15/19                                                                   11/00 at 102   Baa1      609,851

  2,000,000    Illinois Health Facilities Authority Revenue Refunding Bonds, Series 1993 (Illinois
                 Masonic Medical Center), 5.500%, 10/01/19                                          10/03 at 102     A-    1,979,800

  2,500,000    Illinois Health Facilities Authority Revenue Bonds (Victory Health Service),
                 Series 1997A, 5.750%, 8/15/27 (WI)                                                  8/07 at 101     A-    2,515,725

  3,000,000    Illinois Health Facilities Authority, Revenue Bonds, Series 1988 (Friendship
                 Village of Schaumburg Project), 9.000%, 12/01/08 (Pre-refunded to 12/01/98)        12/98 at 102    AAA    3,217,470

  1,300,000    Illinois Health Facilities Authority, Revenue Bonds, Series 1993 (Northern Illinois
                 Medical Center Project), McHenry, Illinois, 6.000%, 9/01/19                         9/03 at 102     A-    1,325,064

  2,000,000    Joliet Regional Port District Airport Facilities, Revenue Bonds, Lewis University
                 Airport, Series 97A, 7.250%, 7/01/18 (Alternative Minimum Tax)                      7/07 at 103    N/R    2,098,420

               KENTUCKY - 3.4%

  1,235,000    Kenton County Airport Board (Kentucky), Greater Cincinnati International Airport Revenue
                 Bonds, Series 1988A, 8.250%, 3/01/15 (Alternative Minimum Tax)                      3/98 at 102      A    1,275,693

  1,780,000    County of Muhlenberg, Kentucky, Hospital Revenue Refunding Bonds (Muhlenberg
                 Community Hospital Project), Series 1988, 9.500%, 8/01/10 (Pre-refunded to 8/01/98) 8/98 at 102    N/R    1,886,978

               LOUISIANA - 4.0%

               Louisiana Public Facilities Authority, Extended Care Facilities
               Revenue Bonds (Comm-Care Corporation Project), Series 1994:
    780,000      11.000%, 2/01/04                                                                   No Opt. Call    BBB      956,342
  2,000,000      11.000%, 2/01/14                                                                   No Opt. Call    BBB    2,805,400

               MARYLAND - 2.2%

  2,000,000    Anne Arundel County, Maryland, Multifamily Housing Revenue Bonds (Twin Coves
                 Apartments Project), Series 1994, 7.450%, 12/01/24 (Alternative Minimum Tax)
                 (Mandatory put 12/01/03)                                                           No Opt. Call   BBB+    2,114,580

               MASSACHUSETTS - 5.5%

  3,000,000    Massachusetts Industrial Finance Agency, Resource Recovery Revenue Bonds (SEMASS
                 Project), Series 1991A, 9.000%, 7/01/15                                             7/01 at 103    N/R    3,385,890

    300,000    Massachusetts Industrial Finance Agency, Resource Recovery Revenue Bonds (SEMASS
                 Project), Series 1991B, 9.250%, 7/01/15 (Alternative Minimum Tax)                   7/01 at 103    N/R      338,583

  1,380,000    Massachusetts Industrial Finance Agency, Revenue Bonds, Dana Hall School Issue,
                 Series 1997, 5.900%, 7/01/27                                                        7/07 at 102   BBB-    1,414,638

               MINNESOTA - 3.3%

  3,000,000    Minnesota Housing Finance Agency, Single Family Mortgage Bonds, 1995 Series M,
                 5.875%, 1/01/17                                                                     7/07 at 102    AA+    3,097,740

   Principal                                                                                         Optional Call            Market
       Amount   Description                                                                            Provisions*  Ratings**  Value
               MONTANA - 1.7%

$ 1,500,000    Montana Health Facility Authority, Health Care Revenue Bonds, Series 1996 (Community
                 Medical Center, Inc.), 6.375%, 6/01/18                                              6/06 at 102   BBB-   $1,569,825

               NEW HAMPSHIRE - 1.1%

  1,000,000    New Hampshire Higher Educational and Health Facilities Authority, Revenue Bonds,
                 Series 1997 (New Hampshire College), 6.375%, 1/01/27                                1/07 at 102   BBB-    1,043,340

               NEW MEXICO - 2.7%

  2,430,000    City of Belen, New Mexico, Nursing Home Refunding Revenue Bonds (Belen Health Care
                 Ltd. Project), 10.250%, 10/01/13                                                   10/98 at 103    N/R    2,570,017

               NEW YORK - 13.7%

  3,000,000    New York State Medical Care Facilities Finance Agency, Hospital and Nursing Home
                 FHA-Insured Mortgage Revenue Bonds, 1987 Series A, 8.300%, 2/15/22
                 (Pre-refunded to 2/15/98)                                                           2/98 at 102    AAA    3,097,920

  2,500,000    New York State Medical Care Facilities Finance Agency, Brookdale Hospital Medical
                 Center Secured Hospital Revenue Bonds, 1995 Series A, 6.800%, 8/15/12               2/05 at 102   BBB+    2,740,650

  1,000,000    The City of New York, General Obligation Bonds, Fiscal 1996 Series G,
                 5.750%, 2/01/14                                                                 2/06 at 101 1/2   Baa1    1,018,510

               The City of New York, General Obligation Bonds, Fiscal 1996 Series F:
    500,000      5.750%, 2/01/15                                                                 2/06 at 101 1/2   Baa1      509,255
  1,400,000      5.750%, 2/01/19                                                                 2/06 at 101 1/2   Baa1    1,417,164

  1,250,000    The City of New York, General Obligation Bonds, Fiscal 1997 Series D,
                 Tax Exempt Bonds, 5.875%, 11/01/11                                             11/06 at 101 1/2   Baa1    1,304,038

  2,805,000    UFA Development Corporation, Utica, New York, FHA Insured Mortgage Revenue Bonds,
                 Series 1997A (Loretto-Utica Project), 6.125%, 7/01/35                               1/07 at 102    Aa2    2,963,987

               NORTH CAROLINA - 1.9%

  1,775,000    North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds,
                 Refunding Series 1988 A, 8.000%, 1/01/21 (Pre-refunded to 1/01/98)                  1/98 at 102    Aaa    1,822,623

               OHIO - 2.3%

  1,000,000    County of Franklin, Ohio, Health Care Facilities Revenue Bonds, Series 1993 (Ohio
                 Presbyterian Retirement Services), 6.500%, 7/01/23                                  7/03 at 102    N/R    1,005,810

  1,000,000    County of Franklin, Ohio, Hospital Facilities Mortgage Revenue Bonds, 1991 Series A
                 (Ohio Presbyterian Retirement Services), 8.750%, 7/01/21                            7/01 at 103    N/R    1,128,380

               OKLAHOMA - 5.4%

  1,210,000    Oklahoma County Industrial Authority, Revenue Bonds, Oklahoma Blood Institute Project,
                 Series 1988, 9.000%, 7/01/03                                                        1/98 at 100    N/R    1,216,062

  3,585,000    The Comanche County Hospital Authority (Lawton, Oklahoma), Hospital Revenue Bonds,
                 Series 1989, 8.050%, 7/01/16 (Pre-refunded to 7/01/99)                              7/99 at 102    AAA    3,884,455

   Principal                                                                                         Optional Call            Market
       Amount   Description                                                                            Provisions*  Ratings**  Value
               PENNSYLVANIA - 3.7%

$ 1,000,000    Pennsylvania Convention Center Authority, Refunding Revenue Bonds, 1994 Series A,
                 6.750%, 9/01/19                                                                     9/04 at 102    Baa   $1,099,140

  2,300,000    County of Allegheny, Pennsylvania, Airport Revenue Bonds, Series 1988C(Greater
                 Pittsburgh International Airport), 8.250%, 1/01/16 (Alternative Minimum Tax)
                 (Pre-refunded to 1/01/98)                                                           1/98 at 102    Aaa    2,362,376

               SOUTH CAROLINA - 1.9%

  1,750,000    Charleston County, South Carolina, Resource Recovery Revenue Bonds (Foster Wheeler
                 Charleston Resource Recovery, Inc. Project), Series 1987 A, 9.250%, 1/01/10
                 (Alternative Minimum Tax)                                                           1/98 at 103      A    1,814,960

               TEXAS - 5.6%

  1,055,000    Alliance Airport Authority, Inc, Special Facilities Revenue Bonds, Series 1990 (American
                 Airlines, Inc. Project), 7.500%, 12/01/29 (Alternative Minimum Tax)                12/00 at 102   Baa2    1,150,098

  3,000,000    Harris County, Texas, Toll Road Multiple Mode Senior Lien Revenue Bonds, Series 1985-D,
                 8.300%, 8/15/17 (Pre-refunded to 8/15/98)                                           8/98 at 103    AAA    3,191,640

    870,000    Hidalgo County Housing Finance Corporation, Single Family Mortgage Revenue Bonds
                 (GNMA and FNMA Collateralized), Series 1994A, 7.000%, 10/01/27 (Alternative
                 Minimum Tax)                                                                        4/04 at 102    Aaa      923,826

               WASHINGTON - 4.1%

  1,240,000    Housing Authority of the City of Bellingham, Washington, Housing Revenue Bonds, 1994
                 (Cascade Meadows Project), 7.100%, 11/01/23                                        11/04 at 100     A1    1,311,237

  2,500,000    Yakima-Tieton Irrigation District, Yakima County, Washington, Refunding Revenue Bonds,
-----------      1988, 8.400%, 6/01/18 (Pre-refunded to 6/01/98)                                     6/98 at 100   Baa1    2,566,350
                                                                                                                         -----------
$88,765,000    Total Investments - (cost $88,816,009) - 100.6%                                                            94,834,993
===========
               Other Assets Less Liabilities - (0.6%)                                                                      (552,448)
                                                                                                                         -----------
               Net Assets - 100%                                                                                         $94,282,545
               =====================================================================================================================

* Optional Call Provisions (not covered by the report of independent auditors):
Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

** Ratings (not covered by the report of independent auditors):
Using the higher of Standard & Poor's or Moody's rating.

N/R - Investment is no rated.

(WI) - Security purchased on a when-issued basis (see note 1 of the Notes to Financial Statements).

Statement of Net Assets
October 31, 1997
                                                               Municipal Value           Municipal Income
ASSETS
 Investments in municipal securities, at market
    value (note 1)                                              $1,954,546,682             $   94,834,993
 Temporary investments in short-term municipal
   securities, at amortized cost, which approximates
   market value (note1)                                              1,200,000                       --
 Cash                                                                  109,708                    478,755
 Receivables:
   Interest                                                         40,955,320                  2,050,561
   Investments sold                                                 18,980,112                     20,000
Other assets                                                           975,974                      1,841
                                                                --------------             --------------

      Total assets                                               2,016,767,796                 97,386,150
                                                                --------------             --------------

LIABILITIES
 Payable for investments purchased                                        --                    2,477,852
 Accrued expenses:
   Management fees (note 6)                                            951,209                     51,876
   Other                                                             1,176,068                     75,649
Dividends payable                                                    9,260,577                    498,228
                                                                --------------             --------------

      Total liabilities                                             11,387,854                  3,103,605
                                                                --------------             --------------
Net assets (note 7)                                             $2,005,379,942             $   94,282,545
                                                                ==============             ==============

Shares outstanding                                                 194,959,522                  7,846,109
                                                                ==============             ==============

Net asset value per share outstanding (net assets
   divided by shares outstanding)                               $        10.29             $        12.02
                                                                ==============             ==============

See accompanying notes to financial statements.

Statement of Operations
Year ended October 31, 1997
                                                                    Municipal Value       Municipal Income
INVESTMENT INCOME
Tax-exempt interest income (note 1)                                    $126,123,582           $  6,720,282
                                                                       ------------           ------------
EXPENSES
   Management fees (note 6)                                              11,361,739                605,692
   Shareholders' servicing agent fees and expenses                          734,020                 38,816
   Custodian's fees and expenses                                            223,839                 35,667
   Directors' fees and expenses (note 6)                                     47,308                    772
   Professional fees                                                         25,850                 16,571
   Shareholders' reports - printing and mailing expenses                    595,789                 39,436
   Stock exchange listing fees                                              163,618                 16,302
   Investor relations expense                                               199,524                 10,319
   Other expenses                                                           107,852                  6,282
                                                                       ------------           ------------
      Total expenses                                                     13,459,539                769,857
                                                                       ------------           ------------
Net investment income                                                   112,664,043              5,950,425
                                                                       ------------           ------------
REALIZED AND UNREALIZED GAIN FROM INVESTMENTS
Net realized gain from investment transactions (notes 1 and 4)           25,838,870                249,613
Net change in unrealized appreciation or depreciation
   of investments                                                        16,616,748                612,937
                                                                       ------------           ------------
Net gain from investments                                                42,455,618                862,550
                                                                       ------------           ------------
Net increase in net assets from operations                             $155,119,661           $  6,812,975
                                                                       ============           ============

See accompanying notes to financial statements.

Statement of Changes in Net Assets
                                                                               Municipal Value                 Municipal Income
                                                                         Year ended        Year ended     Year ended     Year ended
                                                                           10/31/97          10/31/96       10/31/97       10/31/96
OPERATIONS
Net investment income                                                $  112,664,043    $  118,644,363    $ 5,950,425    $ 6,008,572
Net realized gain from investment transactions (notes 1 and 4)           25,838,870        21,453,790        249,613        609,460
Net change in unrealized appreciation or depreciation of investments     16,616,748       (27,068,356)       612,937       (793,188)
                                                                     --------------    --------------    -----------    -----------
Net increase in net assets from operations                              155,119,661       113,029,797      6,812,975      5,824,844
                                                                     --------------    --------------    -----------    -----------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1)
From undistributed net investment income                               (112,948,000)     (119,315,276)    (5,961,297)    (5,923,728)
From accumulated net realized gains from investment transactions        (21,418,277)      (15,538,275)      (425,643)          --
                                                                     --------------    --------------    -----------    -----------
Decrease in net assets from distributions to shareholders              (134,366,277)     (134,853,551)    (6,386,940)    (5,923,728)
                                                                     --------------    --------------    -----------    -----------
CAPITAL SHARE TRANSACTIONS (NOTE 2)
Net proceeds from shares issued to shareholders due to
   reinvestment of distributions                                               --                --          607,367        497,687
                                                                     --------------    --------------    -----------    -----------
Net increase in net assets from capital share transactions                     --                --          607,367        497,687
                                                                     --------------    --------------    -----------    -----------
   Net increase (decrease) in net assets                                 20,753,384       (21,823,754)     1,033,402        398,803
Net assets at beginning of year                                       1,984,626,558     2,006,450,312     93,249,143     92,850,340
                                                                     --------------    --------------    -----------    -----------
Net assets at end of year                                            $2,005,379,942    $1,984,626,558    $94,282,545    $93,249,143
                                                                     ==============    ==============    ===========    ===========
Balance of undistributed net investment income at end of year        $      412,180    $      696,137    $   137,338    $   148,210
                                                                     ==============    ==============    ===========    ===========

See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS


1. GENERAL INFORMATION AND SIGNI1/2CANT ACCOUNTING POLICIES
The National Funds (the "Funds") covered in this report and their corresponding New York Stock Exchange symbols are Nuveen Municipal Value Fund, Inc. (NUV) and Nuveen Municipal Income Fund, Inc. (NMI).

Each Fund invests primarily in a diversified portfolio of municipal obligations issued by state and local government authorities. The Funds are registered under the Investment Company Act of 1940 as closed-end, diversified management investment companies.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with generally accepted accounting principles.

Securities Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Directors. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. The securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of their when-issued and delayed delivery purchase commitments. At October 31, 1997, Municipal Income had a when-issued purchase commitment of $2,477,852. There were no such purchase commitments in Municipal Value.

Interest Income
Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

Federal Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount realized from investment transactions. The Funds currently consider significant net realized capital gains and/or market discount as amounts in excess of $.001 per share. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to shareholders of the Funds. All income dividends paid during the fiscal year ended October 31, 1997, have been designated Exempt Interest Dividends. Net realized capital gain and market discount distributions are subject to federal taxation.

Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared as a dividend monthly and payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Derivative Financial Instruments
The Funds may invest in transactions in certain derivative financial instruments including futures, forward, swap, option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the fiscal year ended October 31, 1997.

Use of Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.

2. FUND SHARES
Transactions in shares were as follows:

                                                  Municipal Value          Municipal Income
                                              Year ended  Year ended   Year ended  Year ended
                                                10/31/97    10/31/96     10/31/97    10/31/96
Shares issued to shareholders due to
   reinvestment of distributions                      --          --       49,402      41,579
                                                    ====        ====       ======      ======

3. DISTRIBUTIONS TO SHAREHOLDERS
On November 3, 1997, the Funds declared dividend distributions from their tax-exempt net investment income which were paid December 1, 1997, to shareholders of record on November 15, 1997, as follows:

                                             Municipal Value    Municipal Income
Dividend per share                                    $.0455              $.0605
                                                      ======              ======

4. SECURITIES TRANSACTIONS
Purchases and sales (including maturities) of investments in municipal securities and temporary municipal investments during the fiscal year ended October 31, 1997, were as follows:

                                              Municipal Value   Municipal Income
Purchases:
   Investments in municipal securities           $370,065,057        $12,635,650
   Temporary municipal investments                233,340,000          9,900,000

Sales and Maturities:
   Investments in municipal securities            406,724,031          8,271,405
   Temporary municipal investments                234,640,000         10,600,000
                                                 ============        ===========

At October 31, 1997, the identified cost of investments owned for federal income tax purposes was the same as the cost for financial reporting purposes for each Fund.

5. UNREALIZED APPRECIATION (DEPRECIATION)
Gross unrealized appreciation and gross unrealized depreciation of investments at October 31, 1997, were as follows:

                                               Municipal Value  Municipal Income
Gross unrealized:
   appreciation                                   $143,167,519        $6,018,984
   depreciation                                     (3,698,391)               --
                                                  ------------        ----------
Net unrealized appreciation                       $139,469,128        $6,018,984
                                                  ============        ==========

6. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
Under the Funds' investment management agreements with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, each Fund pays an annual management fee, payable monthly, at the rates set forth below, which are based upon the average daily net asset value of each Fund:

Average daily net asset value                                Municipal Value
For the first $500 million                                   .3500 of 1%
For the next $500 million                                    .3250 of 1
For net assets over $1 billion                               .3000 of 1
-----------------------------------------------------------------------
Average daily net asset value                                Municipal Income
For the first $125 million                                   .6500 of 1%
For the next $125 million                                    .6375 of 1
For the next $250 million                                    .6250 of 1
For the next $500 million                                    .6125 of 1
For the next $1 billion                                      .6000 of 1
For net assets over $2 billion                               .5875 of 1

In addition, Municipal Value pays an annual management fee, payable monthly, based on gross interest income as follows:

Gross interest income                                         Municipal Value
For the first $50 million                                     4.125%
For the next $50 million                                      4.000
For gross income over $100 million                            3.875
-------------------------------------------------------------------

The fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those Directors who are affiliated with the Adviser or to their officers, all of whom receive remuneration for their services to the Funds from the Adviser.

7. COMPOSITION OF NET ASSETS
At October 31, 1997, net assets consisted of:

                                                             Municipal Value         Municipal Income
Shares, $.01 par value per share                              $    1,949,595           $       78,461
Paid-in surplus                                                1,837,715,649               87,798,407
Balance of undistributed net investment income                       412,180                  137,338
Accumulated net realized gain from investment transactions        25,833,390                  249,355
Net unrealized appreciation of investments                       139,469,128                6,018,984
                                                              --------------           --------------
   Net assets                                                 $2,005,379,942           $   94,282,545
                                                              ==============           ==============
Authorized shares:
   Common                                                        350,000,000              200,000,000
                                                              ==============           ==============

8. INVESTMENT COMPOSITION
Each Fund invests in municipal securities which include general obligation, escrowed and revenue bonds. At October 31, 1997, the revenue sources by municipal purpose for these investments, expressed as a percent of total investments, were as follows:

                                            Municipal Value    Municipal Income
Revenue Bonds:
   Health Care Facilities                               11%                 23%
   Utilities                                            21                  --
   Transportation                                       10                  14
   Housing Facilities                                   13                  11
   Water / Sewer Facilities                              9                  --
   Pollution Control Facilities                          6                   3
   Educational Facilities                                1                   5
   Other                                                 7                   7
General Obligation Bonds                                 6                  10
Escrowed Bonds                                          16                  27
                                                       ---                 ---
                                                       100%                100%
                                                       ===                 ===

Certain long-term and intermediate-term investments owned by the Funds are either covered by insurance issued by several private insurers or are backed by an escrow or trust containing U.S. Government or U.S. Government agency securities, both of which ensure the timely payment of principal and interest in the event of default (40% for Municipal Value and 27% for Municipal Income). Such insurance or escrow, however, does not guarantee the market value of the municipal securities or the value of the Funds' shares.

All of the temporary investments in short-term municipal securities have credit enhancements (letters of credit, guarantees or insurance) issued by third party domestic or foreign banks or other institutions.

For additional information regarding each investment security, refer to the Portfolio of Investments of each Fund.

9. OTHER MATTERS
In June 1997, the federal district court in Chicago approved the settlement of litigation pending and a similar lawsuit (dismissed in December 1996) which was pending in state court in Hennepin County, Minnesota, against John Nuveen & Co., Incorporated, Nuveen Advisory Corp., current and former directors of two of the Nuveen exchange-traded investment companies, Nuveen Municipal Value Fund, Inc. and Nuveen Premium Income Municipal Fund, Inc., inside counsel to Nuveen & Co. (collectively the "Nuveen Defendants") and the two Funds' former outside legal counsel, making various allegations with respect to the two Funds' January 1994 rights offerings. The settlement, which in no way constitutes an admission of liability by any defendant, was approved by the court in July 1997.

Financial Highlights
Selected data for a common share outstanding throughout each period is as follows:

                                                     Operating performance
                                                 -----------------------------
                                                                                  Dividends
                                     Net asset                   Net realized     from tax-
                                         value           Net    and unrealized   exempt net
                                     beginning    investment       gain (loss)    investment  Distributions from
                                     of period        income  from investments     income       capital gains
Municipal Value

Year ended 10/31:
    1997                                $10.18          $.58      $ .22          $(.58)          $(.11)
    1996                                 10.29           .61       (.03)          (.61)           (.08)
    1995                                  9.87           .64        .46           (.65)           (.03)
    1994                                 10.89           .65       (.94)**        (.67)           (.06)
    1993                                 10.51           .70        .38           (.69)           (.01)
    1992                                 10.43           .71        .13           (.71)           (.05)
    1991                                  9.97           .71        .47           (.71)           (.01)
    1990                                 10.14           .71       (.14)          (.71)           (.03)
    1989                                  9.94           .71        .24           (.72)           (.03)
    1988                                  9.14           .68        .80           (.68)              --
Municipal Income
Year ended 10/31:
    1997                                 11.96          .76       .11            (.76)            (.05)
    1996                                 11.97          .77       (.02)          (.76)              --
    1995                                 11.54          .77       .44            (.78)              --
    1994                                 12.49          .78       (.91)          (.82)              --
    1993                                 12.06          .82       .43            (.82)              --
Three months ended
    10/31/92                             12.41          .21       (.35)          (.21)              --
Year ended 7/31:
    1992                                 11.90          .85       .57            (.85)            (.06)
    1991                                 11.71          .86       .17            (.84)              --
    1990                                 11.81          .84       (.10)          (.84)              --
    1989                                 11.15          .83       .65            (.82)              --
4/20/88 to
    7/31/88                              11.21          .15      --              (.10)              --

                                                                                            Total
                                                      Net asset            Per share    investment   Total return
                            Organization and              value         market value     return on         on net
                              offering costs      end of period        end of period  market value+  asset value+
Municipal Value
Year ended 10/31:
    1997                                 $--             $10.29             $ 9.6250         10.39%          8.18%
    1996                                  --              10.18               9.3750          3.10           5.84
    1995                                  --              10.29               9.7500         11.50          11.51
    1994                                  --               9.87               9.3750        (12.59)         (2.81)
    1993                                  --              10.89              11.5000         11.16          10.56
    1992                                  --              10.51              11.0000          8.33           8.33
    1991                                  --              10.43              10.8750         18.01          12.35
    1990                                  --               9.97               9.8750          6.28           5.88
    1989                                  --              10.14              10.0000         11.84           9.86
    1988                                  --               9.94               9.6250         23.66          16.74
Municipal Income
Year ended 10/31:
    1997                                  --              12.02              12.5625         11.96           7.60
    1996                                  --              11.96              12.0000         12.42           6.49
    1995                                  --              11.97              11.3750         11.95          10.86
    1994                                  --              11.54              10.8750        (14.77)         (1.08)
    1993                                  --              12.49              13.6250         11.47          10.69
Three months ended
    10/31/92                              --              12.06              13.0000         (2.15)         (1.12)
Year ended 7/31:
    1992                                  --              12.41              13.5000         18.34          12.44
    1991                                  --              11.90              12.2500          9.58           9.20
    1990                                  --              11.71              12.0000          7.32           6.57
    1989                                  --              11.81              12.0000         19.90          13.76
4/20/88 to
    7/31/88                             (.11)             11.15              10.7500         (9.65)           .31

                                                                                Ratios/Supplemental
                                                                                            Ratio of net
                                                                            Ratio of         investment
                                                             Net assets   expenses to        income to     Portfolio
                                                          end of period     average           average       turnover
                                                          (in thousands)   net assets        net assets       rate
Municipal Value
Year ended 10/31:
    1997                                                     $2,005,380      .68%               5.71%          19%
    1996                                                      1,984,627      .69                5.98           18
    1995                                                      2,006,450      .70                6.35           13
    1994                                                      1,919,011      .70                6.31            7
    1993                                                      1,811,292      .74                6.45            8
    1992                                                      1,726,311      .77                6.75            8
    1991                                                      1,689,882      .83                6.98            7
    1990                                                      1,595,189      .86                7.10            5
    1989                                                      1,613,404      .89                7.13            7
    1988                                                      1,572,110      .94                7.12           42
Municipal Income
Year ended 10/31:
    1997                                                         94,283      .83                6.39            9
    1996                                                         93,249      .80                6.49           10
    1995                                                         92,850      .84                6.53           15
    1994                                                         88,999      .85                6.45           26
    1993                                                         95,134      .86                6.67            8
Three months ended
    10/31/92                                                     90,854      .90*               6.67*          --
Year ended 7/31:
    1992                                                         93,216      .76                7.02            2
    1991                                                         88,384      .69                7.33            3
    1990                                                         86,359      .72                7.24            7
    1989                                                         86,535      .73                7.25           35
4/20/88 to
    7/31/88                                                      81,375      .73*               5.21*          --

*   Annualized.

** Includes ($.18) effect of the Fund's Rights Offering of shares at a price below NAV and costs associated with the offering. + Total Investment Return on Market Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in stock price per share.

Total Return on Net Asset Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in net asset value per share. Total returns are not annualized.

FUND INFORMATION

Board of Directors
Robert P. Bremner
Lawrence H. Brown
Anthony T. Dean
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale


FUND MANAGER
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606


CUSTODIAN
The Chase Manhattan Bank
4 New York Plaza
New York, NY 10004-2413

(800) 257-8787


LEGAL COUNSEL
Fried, Frank, Harris,
Shriver & Jacobson
Washington, D.C.


INDEPENDENT AUDITORS
Ernst & Young LLP
Chicago, Illinois

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

(continued from inside front cover)
before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.


FLEXIBILITY
You may, of course, change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can also reinvest if your shares are registered in the name of a brokerage firm, bank, or other nominee. Just ask your investment adviser if the firm will participate on your behalf. If not, it's easy to have the shares registered in your name and to apply for a reinvestment account directly. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial adviser or call us toll-free at (800) 257-8787.

Serving Investors for Generations

Photo of: John Nuveen, Sr.

Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today, we offer a broad range of investments designed for investors whose portfolios are the principal source of their ongoing financial security. More than 1.3 million investors have trusted Nuveen to help them maintain the lifestyle they currently enjoy.

The cornerstone of Nuveen's investment philosophy is a commitment to disciplined long-term investment strategies whose aim is to provide consistent, attractive performance over time - with moderated risk. We emphasize quality securities carefully chosen through in-depth research, and we follow those securities closely over time to help ensure that they continue to meet our exacting standards.

Whether your focus is long-term growth, dependable current income or preservation of capital, Nuveen offers a wide array of equity and fixed-income mutual funds, unit trusts, exchange-traded funds, individual managed account services, and cash management products, including many that generate tax-free income.

To find out more about how Nuveen investment products and services can help you preserve your financial security, talk with your financial adviser, or call us at (800) 257-8787 for more information, including a prospectus where applicable. Please read that information carefully before you invest.


NUVEEN
John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286

(800) 257-8787
www.nuveen.com


FAN-1-10.97